UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with a new universal shelf registration statement on Form S-3 that The Chefs’ Warehouse, Inc. (the “Company”) expects to file with the Securities and Exchange Commission (the “SEC”) promptly after filing this Current Report on Form 8-K with the SEC, the following unaudited pro forma financial information giving effect to the acquisition of Del Monte Capitol Meat Co. is attached as Exhibit 99.1 and is incorporated herein by reference:
•	Pro Forma Condensed Consolidated Statement of Operations Information (Unaudited) for the Years Ended December 25, 2015 and December 26, 2014.
•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

The pro forma financial information gives effect to certain pro forma events described therein and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company.

Item 9.01  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of The Chefs’ Warehouse Inc. giving effect to the acquisition of Del Monte Capitol Meat Co. is being filed as Exhibit 99.1 of this Form 8-K and is incorporated herein by reference:

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of The Chefs’ Warehouse Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Date:   June 3, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of The Chefs’ Warehouse Inc.